UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-a-5(d)(2))
[x] Definitive Information Statement

                            STEAKHOUSE PARTNERS, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                            STEAKHOUSE PARTNERS, INC.
                            10200 Willow Creek Road,
                               San Diego, CA 92131


          PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to stockholders of Steakhouse Partners, Inc., a Delaware corporation (the "Company"), to advise them of a corporate action approved without a meeting by less than unanimous written consent of stockholders, in lieu of a special meeting of the Company's stockholders.

This action is the adoption of the Company's 2004 Stock Incentive Plan (the "Plan"), as approved by the Company's Board of Directors on April 16, 2004, under which up to 1,500,000 shares of the Company's common stock, par value $0.001 per share ("Common Stock"), may be issued as equity-based compensation to employees, directors and consultants of the Company and its subsidiaries and affiliates within the year 2004; thereafter, commencing January 1, 2005, the maximum number of shares of Common Stock which may be delivered under the Plan will automatically increase by a number equal to the lesser of (i) 25% of the fully-diluted total number of shares of Common Stock outstanding and
(ii) 2,000,000 shares.

                         DISSENTER'S RIGHT OF APPRAISAL

The Delaware General Corporation Law does not provide for dissenter's rights of appraisal in connection with the corporate actions contemplated herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS

The vote that was required to approve the Plan was the affirmative vote of the holders of a majority of the Company's Common Stock.

The record date for purposes of determining the number of outstanding shares of Common Stock of the Company, and for determining stockholders entitled to vote, was the close of business on January 4, 2005. As of the record date, the Company's authorized capitalization consisted of 15,000,000 shares of Common Stock, of which 4,500,000 shares were issued and outstanding (exclusive of 500,000 shares of Common Stock reserved for issuance to certain creditors). Stockholders beneficially owning 2,365,000 shares of Common Stock as of the record date executed written consents approving the Plan.

Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe for any of the additional shares of Common Stock. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of January 4, 2005 have voted in favor of the foregoing proposal by resolution dated January 4, 2005; and having sufficient voting power to approve such proposal through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities.

Pursuant to Section 228 of the Delaware General Corporation law, we are required to provide prompt notice of the taking of the corporate action without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement is first being mailed on or about January 7, 2005 and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The adoption of the Company's 2004 Stock Incentive Plan has been voted upon, approved and will become effective after the close of business on January 27, 2005.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2004, the beneficial ownership of Common Stock with respect to: (i) each person who was known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director; (iii) each of the Company's current named executive officers; and (iv) all directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from December 31, 2004, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise indicated, the address of each beneficial owner is c/o Steakhouse Partners, Inc. 10200 Willow Creek Road, San Diego, California 92131.


------------------------------------------------ ------------------------------- ----------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                  AMOUNT AND NATURE OF          PERCENT OF CLASS (1)
                                                      BENEFICIAL OWNERSHIP
------------------------------------------------ ------------------------------- ----------------------------
DIRECTORS AND NOMINEES:
------------------------------------------------ ------------------------------- ----------------------------

------------------------------------------------ ------------------------------- ----------------------------
A. Stone Douglass                                           180,036                         4.00%
------------------------------------------------ ------------------------------- ----------------------------
Edgar Tod Lindner                                              -
------------------------------------------------ ------------------------------- ----------------------------
Thomas A. Edler                                                -
------------------------------------------------ ------------------------------- ----------------------------

------------------------------------------------ ------------------------------- ----------------------------
EXECUTIVE OFFICERS:
------------------------------------------------ ------------------------------- ----------------------------
Susan Schulze-Claasen                                          -
------------------------------------------------ ------------------------------- ----------------------------
Joseph L. Wulkowicz                                            -
------------------------------------------------ ------------------------------- ----------------------------

------------------------------------------------ ------------------------------- ----------------------------
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A                   180,036                         4.00%
GROUP (5 PERSONS):
------------------------------------------------ ------------------------------- ----------------------------

------------------------------------------------ ------------------------------- ----------------------------
OTHER 5% STOCKHOLDERS:
------------------------------------------------ ------------------------------- ----------------------------
Steven B. Sands (2)                                         885,000                        19.66%
90 Park Avenue, 39th Floor
New York, NY 10016

Eye of the Round LLC (3)                                    885,000                        19.66%
90 Park Avenue, 39th Floor
New York, NY 10016

George Rich (4)                                             899,964                        19.99%
904 South Broadway
Baltimore, MD 21231

GRI Fund, LP (5)                                            899,964                        19.99%
904 South Broadway
Baltimore, MD 21231

Pablo Garcia Fernandez                                      400,000                         8.88%
90 Park Avenue, 39th Floor
New York, NY 10016


(1) Excludes 1,325,000 shares of Common Stock committed pursuant to the 2004 Stock Incentive Plan, as such Plan was not yet approved by the shareholders of the Company as of December 31, 2004.

(2) Mr. Sands is the manager of Eye of the Round, LLC, but disclaims beneficial ownership of shares owned by Eye of the Round, LLC. Does not include 150,000 shares of Common Stock issuable upon exercise of that certain Common Stock Purchase Warrant, dated December 30, 2003, issued to Critical Capital Growth Fund, L.P. in connection with the Plan of Reorganization, which is exercisable, either in whole or in part, after April 1, 2005.

(3) Does not include 150,000 shares of Common Stock issuable upon exercise of that certain Common Stock Purchase Warrant, dated December 30, 2003, issued to Critical Capital Growth Fund, L.P. in connection with the Plan of Reorganization, which is exercisable, either in whole or in part, prior to April 1, 2005.

(4) Includes 359,964 shares beneficially owned by George Rich. George Rich is the sole member and manager of Stevenson Partners, LLC, which is the 1% general partner of GRI Fund, L.P. George Rich disclaims beneficial ownership of shares owned by GRI Fund, LP.

(5) Includes 540,000 shares beneficially owned by GRI Fund, LP. George Rich is the sole member and manager of Stevenson Partners, LLC, which is the 1% general partner of GRI Fund, L.P. GRI Fund, LP disclaims beneficial ownership of shares owned by George Rich.

                               COMPENSATION PLAN:
                          APPROVAL AND ADOPTION OF THE
                       COMPANY'S 2004 STOCK INCENTIVE PLAN

GENERAL

On April 16, 2004, the Board of Directors unanimously approved and recommended that the Company's 2004 Stock Incentive Plan (the "Plan"), attached hereto as Appendix A, be submitted to the Company's stockholders for approval. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in our future performance through awards of options. The Plan will be administered by the Board of Directors or a committee of directors appointed by the Board of Directors to administer the Plan and covers a total of 1,500,000 shares; provided, however, that as of January 1 of each year, commencing with the year 2005, the maximum number of shares of the Company's Common Stock which may be delivered under the Plan will automatically increase by a number equal to the lesser of (i) 25% of the fully-diluted total number of shares of Common Stock then outstanding and (ii) 2,000,000 shares. The following is a brief description of the Plan.

OPTIONS. The Plan allows the grant of both Incentive Stock Options and Non-Qualified Stock Options. The Plan administrator will select the persons to whom options will be granted, the number of shares subject to the option, the exercise price of the option, the period during which the option may be exercised and all other terms and conditions of the option, subject to certain specified conditions. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries. The options will be evidenced by option agreements, each in the form approved by the Plan administrator. An option agreement will indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option.

EXERCISE PRICE. The exercise price of an option will be determined by the Plan administrator, provided that in no event shall the exercise price be less than 85% percent of the Fair Market Value (as defined in the Plan) per share of the Company's Common Stock on the date of grant. If the option is intended to qualify as an Incentive Stock Option, the exercise price per share will be not less than the Fair Market Value per share on the date the option is granted, or if granted to an individual who owns, or is deemed to own, stock possessing 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Holder"), then not less than 110% of such Fair Market Value per share.

OPTION TERM. The term of each option shall be fixed by the Plan administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

EXERCISABILITY. Except as otherwise provided in the Plan, the options are exercisable at such time or times, and subject to such terms and conditions, as determined by the Plan administrator. If the Plan administrator provides that any option is exercisable only in installments, the administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the administrator may determine. In addition, the administrator may at any time, in whole or in part, accelerate the exercisability of any option.

METHOD OF EXERCISE. Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the option to be purchased, together with payment of the option price for the number of shares of Common Stock being purchased as provided in the Plan.

TRANSFERABILITY OF STOCK OPTIONS. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) will be transferable by the optionee to a family member such, provided that any such transfer shall be by gift with no consideration and no subsequent transfer of such option will be permitted other than by will or the laws of descent and distribution, and (ii) will not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. The options are only exercisable, during an optionee's lifetime.

TERMINATION BY DEATH. Unless otherwise provided in the applicable option agreement, if an optionee's employment or provision of services terminates by reason of death, any option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Plan administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such option, whichever period is shorter.

TERMINATION BY REASON OF DISABILITY. Unless otherwise provided in the applicable option agreement, if an optionee's employment or provision of services terminates by reason of Disability (as defined in the Plan), any option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Plan administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such option, whichever period is shorter; provided, however, that if the optionee dies within such period, an unexercised option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such option, whichever period is shorter.

TERMINATION BY REASON OF RETIREMENT. Unless otherwise provided in the applicable option agreement, if an optionee's employment or provision of services terminates by reason of Retirement (as defined in the Plan), any option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Plan administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such option, whichever period is shorter.

OTHER TERMINATION. Unless otherwise provided in the applicable option agreement, if an optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any option held by such optionee shall thereupon terminate immediately; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the optionee and without Cause (as defined in the Plan), such option, to the extent then exercisable, or on such accelerated basis as the Plan administrator may determine, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such option's term, and provided, further, that if the optionee dies within such period, any unexercised option held by such optionee will, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such option, whichever period is shorter.

EXCEPTION TO TERMINATION. Notwithstanding anything in this Plan to the contrary, if an Optionee's employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

PARTICIPANT LOANS. Subject to applicable law, the Plan administrator may in its discretion authorize the Company to: lend to an optionee an amount equal to such portion of the exercise price of an option as the Plan administrator may determine; or guarantee a loan obtained by an optionee from a third-party for the purpose of tendering such exercise price.

SUMMARY OF BENEFITS OR AMOUNTS TO BE RECEIVED UNDER THE PLAN

                                  PLAN BENEFITS
               STEAKHOUSE PARTNERS INC., 2004 STOCK INCENTIVE PLAN


-------------------------------------- ---------------------------------- -----------------------------------
NAME AND POSITION                              NUMBER OF SHARES                     EXERCISE PRICE
-------------------------------------- ---------------------------------- -----------------------------------

-------------------------------------- ---------------------------------- -----------------------------------
A. Stone Douglass, President and                    250,000                             $1.11
Chief Executive Officer
-------------------------------------- ---------------------------------- -----------------------------------
Joseph Wulkowicz,                                   100,000                             $1.11
Chief Financial Officer, Vice
President and Assistant Secretary
-------------------------------------- ---------------------------------- -----------------------------------
Susan Schulze-Claasen, Vice                         100,000                             $1.11
President, General Counsel and
Secretary
-------------------------------------- ---------------------------------- -----------------------------------

-------------------------------------- ---------------------------------- -----------------------------------
Executive Group                                     450,000                             $1.11
-------------------------------------- ---------------------------------- -----------------------------------

-------------------------------------- ---------------------------------- -----------------------------------
Non-Executive Director Group                        100,000                             $1.11
(Thomas A. Edler and
Edgar Tod Lindner)
-------------------------------------- ---------------------------------- -----------------------------------

-------------------------------------- ---------------------------------- -----------------------------------
Non-Executive Officer Employee Group                525,000                             $1.11
-------------------------------------- ---------------------------------- -----------------------------------

-------------------------------------- ---------------------------------- -----------------------------------
Other Person To Receive 5% Of                       250,000                             $1.11
Options Or Rights Under The Plan
-------------------------------------- ---------------------------------- -----------------------------------

                       DOCUMENTS INCORPORATED BY REFERENCE

Our Annual Report on Form 10-K for the year ended December 30, 2003, the amendment to our Annual Report for the year ended December 30, 2003 on Form 10-K/A and subsequent Quarterly Reports on Form 10-Q for the periods ended March 30, 2004, June 29, 2004 and September 28, 2004 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

We will furnish a copy of our Annual Report on Form 10-K for the year ended December 30, 2003, the amendment to our Annual Report for the year ended December 30, 2003 on Form 10-K/A and subsequent Quarterly Reports on Form 10-Q for the periods ended March 30, 2004, June 29, 2004 and September 28, 2004 and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our Chief Executive Officer at 10200 Willow Creek Road, San Diego, California 92131 and telephone (858) 689-2333.

                      WHERE YOU CAN FIND MORE INFORMATION

You can review the filings incorporated
herein by reference at the public reference facility maintained by the SEC at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These filings are also available electronically on the World Wide Web at http://www.sec.gov.



                January 5, 2005

                By the Order of the Board of Directors:

                /s/  A. Stone Douglass
                ----------------------------------------
                A. Stone Douglass
                President, Secretary and Director
                (Serving as principal executive officer)


                /s/  A. Joseph L. Wulkowicz
                ----------------------------------------
                Joseph L. Wulkowicz
                Chief Financial Officer Assistant Secretary
                (Serving as principal and accounting Officer)

                                   APPENDIX A

                            STEAKHOUSE PARTNERS INC.
                       COMPANY'S 2004 STOCK INCENTIVE PLAN

                            STEAKHOUSE PARTNERS, INC.
                            2004 STOCK INCENTIVE PLAN


1. ESTABLISHMENT AND PURPOSE.

The Steakhouse Partners, Inc. 2004 Stock Incentive Plan (the "Plan") is established by Steakhouse Partners, Inc. (the "Company") to attract and retain persons eligible to participate in the Plan, to motivate Participants to achieve long-term Company goals and to further align Participants' interests with those of the Company's other stockholders. The Plan is adopted as of April 1, 2004, subject to approval by the Company's stockholders within 12 months after such adoption date. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date.

Certain terms used herein are defined as set forth in SECTION 10.

2. ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by a Committee; provided, however, that, if at any time no Committee shall be in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term "Administrator" means the Board or any Committee as shall be administering the Plan.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to refrain from making any such grants. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, in its sole discretion and subject to the terms of the Plan:

    (a) to select the Eligible Individuals to whom Awards may from time to time be granted;

    (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

    (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

    (d) to approve forms of agreement for use under the Plan;

    (e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

    (f) subject to SECTION 8(A), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

    (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

    (h) to determine the Fair Market Value; and

    (i) to determine the type and amount of consideration, if any, to be received by the Company for any Stock Award issued under SECTION 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents with respect to the Plan and Awards on behalf of the Administrator or the Company.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.

3. STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this SECTION 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 1,500,000 shares; provided, however, that, as of January 1 of each year, commencing with the year 2005, the maximum number of shares of Stock which may be delivered under the Plan shall automatically increase by a number equal to the lesser of
(i) 25% of the fully-diluted total number of shares of Stock then outstanding, or (ii) 2,000,000 shares.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is finally settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the
(A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed under this Section 3, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to reflect equitably such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

4. STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant to any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company's stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this SECTION 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

    (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator; provided that in no event shall the exercise price be less than 85% percent of the Fair Market Value per share of Stock on the date of grant. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

    (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

    (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

    (d) Method of Exercise. Subject to the provisions of this SECTION 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

        The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to a Stock Award hereunder or restricted stock granted other than hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) if the Stock is then publicly traded, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a non-cash form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purpose which the Company would not recognize if payment were made in cash.

        If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, or other restricted stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock or other restricted stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock or other restricted stock was subject, unless otherwise determined by the Administrator.

        No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

    (e) Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this SECTION 4(E) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

    (f) Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (h) Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (i) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate immediately; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (j) Exception to Termination. Notwithstanding anything in this Plan to the contrary, if an Optionee's employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

    (k) Participant Loans. Subject to applicable law, the Administrator may in its discretion authorize the Company to:

        (i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

       (ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

        The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value (if any), of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

5. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted either on a stand-alone basis or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator, or, if granted in conjunction with all or part of any Stock Option, upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this SECTION 5, and, if granted in conjunction with all or part of any Stock Option, by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this
SECTION 5. Stock Options which have been so surrendered, if any, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

     (i) Stock Appreciation Rights granted on a stand-alone basis shall be exercisable only at such time or times and to such extent as determined by the Administrator. Stock Appreciation Rights granted in conjunction with all or part of any Stock Option shall be exercisable only at the time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of SECTION 4 and this SECTION 5.

    (ii) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Stock or both, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock over (i) such value per share of Stock as shall be determined by the Administrator at the time of grant (if the Stock Appreciation Right is granted on a stand-alone basis), or
         (ii) the exercise price per share specified in the related Stock Option (if the Stock Appreciation Right is granted in conjunction with all or part of any Stock Option), multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

   (iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons as are permitted in accordance with SECTION 4(E).

6. STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance (subject to applicable law), including, without limitation:

     (i) cash or cash equivalents; or

    (ii) past services rendered to the Company or any Affiliate.

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units."

7. CHANGE IN CONTROL PROVISIONS.

   (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

        (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

       (ii) The restrictions (other than restrictions on transfer arising under applicable law) applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions (other than restrictions on transfer arising under applicable law) and become fully vested and transferable to the full extent of the original grant;

      (iii) All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and

       (iv) Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement may provide for:

            (A) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

            (B) The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary;

            (C) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

            (D) Settlement of each share of Stock subject to an outstanding
                Award for the Change in Control Price (less, to the extent applicable, the per share exercise price).

        (v) In the absence of any such agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

   (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

        (i) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners (within the meaning of Rule 13d-3 promulgated under the Exchange Act), respectively, of the outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") and the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the

            Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction;

       (ii) The acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation and other than Steakhouse Investors, LLC and its affiliates), of beneficial ownership (within the meaning of Rule 13-d3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation's outstanding securities from a person or persons other than the Corporation. or

      (iii) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (i) of this SECTION 7(B), assuming for this purpose that such transaction were a Corporate Transaction.

    (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the highest of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the 20-day period prior to and including the date of a Change in Control,
        (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and
        (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Administrator.

    (d) Failure to Consummate. Notwithstanding the foregoing Section 7(b), If a Corporate Transaction that is the subject of Section 7(b)(i) or a complete dissolution or liquidation that is the subject of Section 7(b)(ii) for any reason is not consummated, then no Change in Control shall be deemed to have happened thereby, and Section 7(a) shall be deemed not to have been triggered in connection with such unconsummated event.

8.  MISCELLANEOUS.

    (a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, (ii) made to permit the Company or an Affiliate a deduction under the Code or
        (iii) is otherwise made to comply with applicable law. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

        The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

    (b) Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

    (c) General Provisions.

        (i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

            All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

       (ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

      (iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate or modify the terms of the employment or service of any employee, officer, director, consultant or advisor at any time.

       (iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

        (v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

       (vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

      (vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     (viii) If any payment or right accruing to a Participant under this Plan (without the application of this SECTION (8)(C)(VIII)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this

            Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this SECTION 8(C)(VIII) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

       (ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

        (x) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

       (xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

      (xii) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     (xiii) This Plan and each written agreement with respect to an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

      (xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award or otherwise assign or transfer to any person any right in or to the economic benefits thereof.

       (xv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

      (xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of California (other than its law respecting choice of law).

     (xvii) The Company shall have no duty or obligation to disclose to any Eligible Individual or Participants, and no Eligible Individual or Participant shall have any right to be advised of, any information, whether or not material, regarding the Company or any parent or Subsidiary or any of their respective businesses or financial matters, except that Participants shall be entitled to receive such information as is required to be delivered thereto under Section
            260.140.46 of Title 10 of the California Code of Regulations or the comparable regulations of other jurisdictions.

9. DEFERRAL OF AWARDS.

The Administrator (in its sole discretion) may permit a Participant to:

    (a) have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock Appreciation Right or the settlement of a Stock Award credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

    (b) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of a Stock Award converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this SECTION 9 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights with respect thereto other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this SECTION 9.

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10. DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

    (a) "Affiliate" means a corporation or other entity controlled by or under common control with the Company and designated by the Administrator as such.

    (b) "Award" means a Stock Appreciation Right, Stock Option or Stock Award.

    (c) "Board" means the Board of Directors of the Company.

    (d) "Cause" means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant's duties as an employee, officer or director of, or consultant, or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion, but subject to any such other agreement.

    (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

    (f) "Commission" means the Securities and Exchange Commission or any successor agency.

    (g) "Committee" means a committee of Directors appointed by the Board to administer this Plan. With respect to Options granted at the time the Company is a reporting company under the Exchange Act, if any, insofar as the Committee is responsible for granting Options to Participants hereunder, it shall consist solely of two or more directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 and each of whom is also an "outside director" under Section 162(m) of the Code.

    (h) "Company" means Steakhouse Partners, Inc., a Delaware corporation.

    (i) "Director" means a member of the Company's Board of Directors.

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    (j) "Disability" means mental or physical illness that entitles the
        Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

    (k) "Effective Date" means April 1, 2004.

    (l) "Eligible Individual" means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

    (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

    (n) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined in good faith by the Administrator in its sole discretion or under procedures established by the Administrator.

    (o) "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant's household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant's death for purposes of administration of the Participant's estate or upon the Participant's incompetency for purposes of the protection and management of the assets of the Participant.

    (p) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

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

    (q) "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.

    (r) "Non-Employee Director" means a Director who is not an officer or employee of the Company.

    (s) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

    (t) "Optionee" means a person who holds a Stock Option.

    (u) "Participant" means a person granted an Award.

    (v) "Representative" means (i) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant's death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

    (w) "Retirement" means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

    (x) "Stock" means the common stock, par value $0.001 per share, of the Company.

    (y) "Stock Appreciation Right" means a right granted under SECTION 5.

    (z) "Stock Award" means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in or with respect to shares of Stock.

   (aa) "Stock Option" means an option granted under SECTION 4.

   (bb) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

   (cc) "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

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In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.


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